Supplement to Prospectus
HC Strategic Shares
Dated November 1, 2010
As Supplemented January 25, 2011
HC Capital Trust
The date of this Supplement is March 17, 2011
The Real Estate Securities Portfolio: Effective April 1, 2011, James P. Hoffmann will no longer serve as a portfolio manager to The Real Estate Securities Portfolio managed by Wellington Management Company, LLP.
The Commodity Related Securities Portfolio: (From the Supplement filed on February 7, 2011)
1.	The following replaces the section of the Prospectus with respect to Pacific Investment Management Company LLC (“PIMCO”) under the “Portfolio Managers” section on page 22 of the Prospectus:

PIMCO:	Nicholas Johnson has managed the portion of the Portfolio allocated to PIMCO since June, 2010.
2.	The following replaces the second paragraph under “Pacific Investment Management Company LLC” of the “Specialist Manager Guide” on page 75 of the Prospectus:
For its services to the Commodity Related Securities Portfolio, PIMCO receives and annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. PIMCO became a Specialist Manager to The Commodity Related Securities Portfolio during the most recent fiscal year. Nicholas Johnson is responsible for the day-to-day management of that portion of the Portfolio allocated to PIMCO. Mr. Johnson is a senior vice president and portfolio manager in the Newport Beach office. He joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA’s Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation. He has six years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for HC Capital Trust